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                                                                    Exhibit 10.3


                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement (the "AGREEMENT") is entered into as of _________, 2001 between Intra-Asia Entertainment Corporation, a Delaware corporation that has its principal executive office in the State of California (the "COMPANY"), and ________________________ ("INDEMNITEE").

                                    RECITALS

        A. The Company believes that it is essential to its best interests to attract and retain highly capable persons to serve as directors, officers and agents of the Company. Indemnitee is a director, officer and/or other agent of the Company. The Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and other agents of corporations.

        B. In recognition of Indemnitee's need for substantial protection against personal liability and in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide in this Agreement for the indemnification of, and the advancement of expenses to, Indemnitee to the fullest extent permitted by law and as set forth in this Agreement and, to the extent applicable insurance is maintained, for the coverage of Indemnitee under the Company's policy of directors' and officers' liability insurance.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt and sufficiency of which hereby are acknowledged, the Company and Indemnitee hereby agree as follows:

        1. CERTAIN DEFINITIONS.

                (a) BOARD: the Board of Directors of the Company.

                (b) EXPENSES:

                        (i) Any expense, liability or loss (including, without limitation, reasonable attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement);

                        (ii) Any interest, assessments or other charges imposed on any of the items in part (i) of this Section 1(b); and

                        (iii) Any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of any payments of amounts described in this Section 1(b).

                (c) INDEMNIFIABLE EVENT: Any event or occurrence that takes place either before or after the execution of this Agreement and that is related to:


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                        (i) The fact that Indemnitee is or was a director,
officer, employee or other agent of the Company or while a director, officer, employee or other agent of the Company is or was serving at the request of the Company as a director, officer, employee or other agent of Weifang Fuhua Entertainment Garden Co., Ltd. (also known as Weifang Fuhua Amusement Park Co., Ltd.), a sino-foreign equity joint venture of the People's Republic of China, or of another foreign or domestic corporation, partnership, limited liability company, employee benefit plan, trust or other enterprise, or was a director, officer, employee or other agent of a foreign or domestic corporation or other enterprise that was a predecessor of the Company or of another enterprise at the request of such predecessor; or

                        (ii) Anything done or not done by Indemnitee in any such capacity, whether or not the basis of the proceeding is an alleged action in an official capacity as a director, officer, employee or other agent, or in any other capacity while serving as a director, officer, employee or other agent of the Company, as described in this Section 1(c).

                (d) PROCEEDING: Any threatened, pending or completed action, suit or proceeding, or any inquiry, hearing or investigation (whether conducted by the Company or any other party) that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative or investigative.

        2. AGREEMENT TO INDEMNIFY.

                (a) GENERAL AGREEMENT. In the event Indemnitee was, is or becomes a party to or a participant in, or is threatened to be made a party to or a participant in, a Proceeding (including, without limitation, as a witness) by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses incurred by Indemnitee in connection with the Proceeding to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior to that amendment or interpretation). The parties to this Agreement intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Certificate of Incorporation, its Bylaws, a vote of its stockholders or disinterested directors or applicable law.

                (b) INDEMNITEE'S INITIATION OF A PROCEEDING. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification under this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless:

                        (i) The Company has joined in or the Board has consented to the initiation or prosecution of such Proceeding; or

                        (ii) The Proceeding is one to enforce indemnification rights under Section 4(b) below.


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                (c) INDEMNITEE'S SUCCESSFUL DEFENSE OF A PROCEEDING. Without
limiting the scope of Section 2(a) above, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter in such Proceeding, Indemnitee shall be indemnified against all Expenses incurred in connection with that Proceeding.

                (d) PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of Expenses, but not for the total amount of Expenses, the Company shall indemnify Indemnitee for the portion to which Indemnitee is entitled.

                (e) PROHIBITED INDEMNIFICATION. Notwithstanding anything in this Agreement to the contrary, no indemnification under this Agreement shall be paid by the Company on account of any Proceeding (i) in which such indemnification is prohibited by applicable law or (ii) in which the Expenses for which indemnification is sought are the direct result of the willful misconduct of Indemnitee.

                (f) REQUIRED SUBMISSION OF INDEMNIFICATION ISSUES TO A COURT. The Company and Indemnitee acknowledge that, in certain instances, federal or state law or applicable public policy may require the Company to submit the question of indemnification to a court for a determination of the Company's right under law or public policy to indemnify Indemnitee. For example, in connection with any registered public offering of the Company's securities, the Company will be required to make such undertaking to the Securities and Exchange Commission. Indemnitee acknowledges and agrees that the Company will not be in breach of this Agreement for any such submission.

        3. REVIEWING PARTY. For purposes of this Agreement, the "REVIEWING PARTY" shall be independent counsel selected in good faith by the Board. Independent counsel shall not have performed services for the Company or Indemnitee (other than in connection with indemnification matters) within the previous three years. Furthermore, independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. If the Company maintains that it is not obligated, or that it may not be obligated, to make an indemnification payment or advance requested by Indemnitee, the Reviewing Party shall render a written opinion to the Company and Indemnitee on whether and to what extent Indemnitee should be permitted to be indemnified under applicable law and this Agreement. The Company agrees to pay the reasonable fees of the Reviewing Party and to indemnify fully such counsel against any and all expenses, including, without limitation, attorneys' fees, claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of the Reviewing Party under this Agreement.

        4. INDEMNIFICATION PROCESS AND APPEAL.

                (a) INDEMNIFICATION PAYMENTS AND EXPENSE ADVANCES. Indemnitee shall receive indemnification of Expenses from the Company in accordance with this Agreement


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within thirty (30) days after Indemnitee has made written demand on the Company for indemnification unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under this Agreement or applicable law (subject to Indemnitee's enforcement rights described in Section 4(b) below). Indemnitee shall submit to the Company statements that evidence all such Expenses in reasonable detail, including, without limitation, Expenses for which advances are sought pursuant to the following paragraph of this Section 4(a).

                Without limiting the generality of the preceding paragraph, within thirty (30) days after receipt of a written demand from Indemnitee, the Company (subject to Section 5(c) below) shall advance to Indemnitee all out-of-pocket Expenses (including, without limitation, reasonable attorneys' fees, court costs, travel expenses, fees of experts, witness fees and other costs and expenses of the type customarily incurred in connection with the prosecuting, defending, being a witness in or investigating a Proceeding) that are incurred by Indemnitee in connection with (i) prosecuting, defending, being a witness in or investigating any Proceeding that gives rise to a good faith claim by Indemnitee for indemnification under this Agreement or (ii) a claim or action that is brought in good faith by Indemnitee to enforce his rights under this Agreement or under any directors' and officers' liability insurance policy maintained by the Company. However, unless otherwise determined by a court pursuant to Section 4(b) below, the Company shall not be obligated to make such advances if the Reviewing Party has given a written opinion to the Company that such advances are prohibited by applicable law or this Agreement. If and to the extent that a final judicial determination (subject to no further rights of appeal) is made that Indemnitee is not entitled to be indemnified with respect to such advanced Expenses under this Agreement or applicable law, Indemnitee hereby agrees to repay such advances to the Company within twenty (20) days after such final judicial determination. Indemnitee's agreement to repay such advanced amounts shall be unsecured, and no interest shall be charged thereon.

                (b) SUIT TO ENFORCE RIGHTS. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty (30) days after making a demand in accordance with Section 4(a), Indemnitee shall have the right to enforce his indemnification rights under this Agreement by commencing litigation in a federal or state court that is located in the State of California or Delaware (but in no other state or foreign country). Such litigation may seek an initial determination by the court or challenge any determination made by the Reviewing Party. Any determination by the Reviewing Party not challenged by Indemnitee or the Company shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4(b) shall be in addition to any other remedies available to Indemnitee in law or equity. However, notwithstanding anything in this Agreement to the contrary and except for purposes of enforcing a judgment, Indemnitee shall not be entitled to commence or maintain litigation to enforce or interpret this Agreement in any court that is not located in the State of Delaware or California.

                (c) DEFENSE TO INDEMNIFICATION, BURDEN OF PROOF AND PRESUMPTIONS. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement that it is not permissible, under this Agreement or applicable law, for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise on whether Indemnitee is entitled to be indemnified under this Agreement, the burden of proving such a defense or determination shall


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be on the Company. Neither the failure of the Reviewing Party or the Company to have made a determination before the commencement of such action by Indemnitee that indemnification is proper under the circumstances because Indemnitee has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or the Company that Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit or proceeding by judgment, order, settlement (whether with or without court approval), conviction or on a plea of nolo contendere (or its equivalent) shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

        5. DEFENSE OF PROCEEDINGS.

                (a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof, provided, however, that failure of Indemnitee to provide such notice will not relieve the Company of its liability hereunder if the Company receives timely notice of such Proceeding from any other source.

                (b) If, at the time of the receipt of a notice of a Proceeding pursuant to Section 5(a) above, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurer in accordance with the procedures set forth in the applicable policy. The Company shall thereafter take all necessary or appropriate action to cause such insurer to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such insurance policy.

                (c) If the Company is obligated under this Agreement to pay or advance Indemnitee's Expenses in any Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel selected by the Company upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding except for reasonable costs of investigation. Indemnitee shall have the right to employ his own counsel in such Proceeding at Indemnitee's expense. Furthermore, if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) there is a demonstrable, material conflict of interest between the Company and Indemnitee in the conduct of such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of Indemnitee's counsel shall be paid by the Company.

                (d) Notwithstanding anything in this Agreement to the contrary, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding consented to by Indemnitee without the Company's written


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consent, which shall not be unreasonably withheld. The Company shall be permitted to settle any Proceeding for which it provides indemnification to Indemnitee under this Agreement, except that it shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which shall not be unreasonably withheld. Furthermore, the Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any settlement, award or judgment if the Company was not given a reasonable and timely opportunity, at its expense, to defend such Proceeding in accordance with the provisions of this Section 5.

        6. NONEXCLUSIVITY. The rights of Indemnitee under this Agreement shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation, Bylaws, applicable law or otherwise.

        7. DIRECTORS' AND OFFICERS' INSURANCE. The Company hereby agrees that, so long as Indemnitee shall continue to serve as a director, officer, employee or other agent of the Company and thereafter for so long as Indemnitee shall be subject to any Proceeding by reason of the fact that Indemnitee was a director, officer, employee or other agent of the Company, it shall, subject to the last sentence of this Section 7, maintain in full force and effect directors' and officers' liability insurance in reasonable amounts from an established and reputable insurer. In such insurance policy, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director, or of the Company's officers, if Indemnitee is not a director of the Company but is an officer, or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee or other agent. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to obtain or maintain any such insurance if the Board determines in good faith that such insurance is not reasonably available, that the premium costs for such insurance are disproportionate to the amount of coverage provided, that the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit or that Indemnitee is covered by similar insurance maintained by a subsidiary or other affiliate of the Company.

        8. ENTIRE AGREEMENT; AMENDMENTS; WAIVERS; COUNTERPARTS. This Agreement, together with the rights provided to Indemnitee under the Company's Certificate of Incorporation and Bylaws, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements between the parties pertaining to such subject matter. No amendment of this Agreement shall be binding unless executed in writing by the Company and Indemnitee. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided in this Agreement, no failure to exercise or delay in exercising any right or remedy under it shall constitute a waiver of the right or remedy. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument.

        9. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of that payment to all of the rights of recovery of Indemnitee, who shall do everything that may be necessary or appropriate to secure such rights, including, without


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limitation, the execution of any documents necessary or appropriate to enable the Company effectively to bring suit to enforce such rights.

        10. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable under this Agreement.

        11. BINDING EFFECT AND CONTINUATION OF INDEMNIFICATION OBLIGATIONS. This Agreement shall be binding on and inure to the benefit of and be enforceable by the parties to it and their respective successors (including any direct or indirect successor by purchase, merger or otherwise to all or substantially all of the Company's business or assets or both), assigns, spouses, heirs and personal and legal representatives. The indemnification provided under this Agreement shall continue for Indemnitee's benefit with respect to any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though Indemnitee may have ceased to serve in such capacity at the time of any Proceeding.

        12. SEVERABILITY. If any portion of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void or unenforceable.

        13. NO RIGHT TO CONTINUE AS A DIRECTOR OR AN OFFICER. Nothing in this Agreement is intended to provide Indemnitee with any right to continue as a director or as an officer, employee or other agent of the Company or of any of its affiliates.

        14. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit in the United States mail by registered or certified mail with postage and fees prepaid or upon delivery to an overnight courier service, addressed to the other party at the address hereinafter shown below such party's signature or at such other address as such party may designate by at least ten (10) days' advance written notice to the other party.

        15. GOVERNING LAW, CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to conflict-of-law principles. Each of the Company and Indemnitee hereby consents to the jurisdiction of the federal and state courts that are located in the States of California and Delaware with respect to any action that is brought to enforce or interpret this Agreement and hereby agrees that personal jurisdiction over each of them may be effected by service of process addressed and delivered as provided in Section 14 above. With respect to any dispute arising under this Agreement, each of the Company and Indemnitee hereby irrevocably waives all rights that such person may have to demand a jury trial.


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        16. ATTORNEYS' FEES. In the event that any dispute relating to this
Agreement should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including, without limitation, reasonable attorneys' fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date specified above.

                                         INTRA-ASIA ENTERTAINMENT CORPORATION


                                         By:
                                            ------------------------------------


                                         ---------------------------------------
                                         Print Name and Title

                                         Address of the Company:

                                         725 South Figueroa Street
                                         Suite 1650
                                         Los Angeles, CA 90017-5416
                                         Attention: Board of Directors


                                         ---------------------------------------
                                         Signature of Indemnitee


                                         ---------------------------------------
                                         Print Name


                                         Address of Indemnitee:

                                         ---------------------------------------

                                         ---------------------------------------


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